UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 2007

                              DOMAIN REGISTRATION, CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        NEVADA                     000-25487                88-0409159
________________________  ________________________  ____________________________
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                              Number)

              6767 W. TROPICANA AVE., SUITE 207
                     LAS VEGAS, NEVADA                    89103
           _______________________________________     __________
           (Address of principal executive office)     (Zip Code)

                                 (702) 248-1027
              ____________________________________________________
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                 ______________________________________________
                 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01 - OTHER EVENTS

         On September 27, 2007, our board of directors declared a 9 for 1 stock dividend to our stockholders of record as of October 10, 2007. The 4,100,000 shares of stock currently outstanding will become 41,000,000 shares. No fractional shares will be issued. The transfer agent will deliver or cause to be delivered the dividend shares to our stockholders entitled thereto on or about October 11, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DOMAIN REGISTRATION, CORP.



                                         By: /s/ AMY HADLEY
                                             __________________________
                                                 Amy Hadley
                                                 President and Director

Dated:  September 28, 2007